UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2009

ADVANCED LIFE SCIENCES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51436	30-0296543
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1440 Davey Road
	Woodridge, Illinois	60517
	(Address of principal executive offices)	(Zip Code)

(630) 739-6744

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.*

On February 11, 2009, Advanced Life Sciences Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ended December 31, 2008.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 2.05.     Costs Associated with Exit or Disposal Activities.

On February 6, 2009, the Company committed to a restructuring plan that will result in the reduction of nine employees, or approximately 30% of the Company’s workforce. In connection with the restructuring plan, the Company will focus its resources on the cethromycin program.  The Company anticipates incurring restructuring charges of approximately $60,000, primarily associated with personnel-related termination costs.

Item 3.01.      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 1, 2008, the Company received notice from the Nasdaq Listing Qualifications Department stating that it was not in compliance with continued listing requirements of the Nasdaq Capital Market including Marketplace Rules 4310(c)(3)(A),  4310(c)(3)(B) and 4310(c)(3)(C), (collectively the “Listing Requirements”).  On February 5, 2009, the Company announced that it had received notice from the Nasdaq Listing Qualifications Panel (the “Panel”) informing the Company that the Panel had determined to grant the Company’s request to remain listed on the Nasdaq Capital Market through May 4, 2009 to evidence compliance with the Listing Requirements.   The Panel’s determination follows a hearing held on December 18, 2008 at which the Panel considered the Company’s plan to regain compliance with the Listing Requirements. Pursuant to the Panel’s determination, the Company will keep the Panel informed of all key developments that may impact the Company’s ability to regain compliance. Should the Company be unable to meet the requirements of the Panel’s decision by May 4, 2009, its securities would be subject to delisting from the Nasdaq Capital Market.

A copy of the press release announcing the Panel’s determination is attached hereto as Exhibit 99.2.

Item 9.01.      Financial Statements and Exhibits.

(d)	Exhibits:

99.1*	Press Release dated February 11, 2009 announcing financial results for the fourth quarter and full year ended December 31, 2008.

99.2	Press Release dated February 5, 2009 announcing Nasdaq Listing Qualifications Panel determination.

*     The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED LIFE SCIENCES HOLDINGS, INC.

Dated: February 11, 2009	By:	/s/ Michael T. Flavin
	Name:	Michael T. Flavin, Ph.D.
	Title:	Chairman and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated February 11, 2009 announcing financial results for the fourth quarter and full year ended December 31, 2008.

99.2	Press Release dated February 5, 2009 announcing Nasdaq Listing Qualifications Panel determination.workforce.

*       The information furnished under Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.